UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	0-15366	16-1276885

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202

(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 3, 2006, J. Daniel Mohr accepted the registrant’s offer of employment as its Treasurer and Chief Financial Officer with a base salary of $160,000 and certain other benefits, as described in the offer letter filed herewith as Exhibit 10.1. On May 3, 2006, the registrant entered in to a Change of Control Agreement with Mr. Mohr which is filed herewith as Exhibit 10.2. The agreement provides that if the Executive’s employment is terminated by the Company for any reason other than cause within twenty-four (24) months after, a Change of Control, the registrant shall (i) be obligated, to pay the Executive an amount equal to the Executive’s Average Annual Taxable Compensation as defined in the Agreement; (ii) provide him with the same level of standard employee benefits he was receiving on the date of Termination for two (2) years, and (iii) treat as immediately vested and exercisable all forms of equity-based compensation previously granted to him. On May 3, 2006, the registrant entered in to a Restricted Stock Agreement with Mr. Mohr which is filed herewith as Exhibit 10.3 pursuant to which he was granted 2,500 shares of the Company’s common stock.

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 1, 2006 the Company’s Board of Directors approved the appointment of J. Daniel Mohr, 41, as Treasurer and Chief Financial Officer of Alliance Financial Corporation, and Executive Vice President and Chief Financial Officer of the Company’s subsidiary, Alliance Bank, N.A. Mr. Mohr will serve as the Company’s principal financial officer and principal accounting officer for Securities and Exchange Commission reporting purposes.

Mr. Mohr, a Certified Public Accountant, was Senior Vice President, Corporate Secretary and Chief Financial Officer of Partners Trust Financial Group, Inc., a bank holding company, from October 2005 to May of 2006, and from November of 2004 to October of 2005, served as its Vice President of Finance. Mr. Mohr was the Chief Financial Officer of Pioneer Management Group, a commercial real estate development and property management company, from October 1999 to November of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: May 4, 2006
By:	/s/ Jack H. Webb
—————————
Jack H. Webb Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	J. Daniel Mohr Offer Letter

10.2	J. Daniel Mohr Change of Control Agreement

10.3	J. Daniel Mohr Restricted Stock Agreement